UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03512)

Exact name of registrant as specified in charter:	Putnam OTC & Emerging Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007 — January 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam OTC & Emerging Growth Fund

1|31|08

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
OTC & Emerging
Growth Fund

1|31|08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leaders	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	51

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

In early 2008, financial markets face clear challenges. What began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a significant tightening of credit conditions. Forecasts for global growth have been reduced as a result, and markets have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the chance of a recession this year. Fortunately, policymakers have taken action to stimulate growth: The Federal Reserve Board cut interest rates, and federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan.

As investors, it is natural to feel discouraged by disappointing short-term results. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the growth and corporate earnings that investors expect.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel that this makes the information more readable and accessible, and we hope you think so as well.

Lastly, we note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam OTC & Emerging Growth Fund:
Seeking growth from small and midsize companies

Growth stocks are issued by companies that analysts believe are growing faster than the economy overall, or have the potential to do so. Growth in a company’s earnings, for instance, could lead to an increase in its stock price over time. Companies classified as growth candidates can be start-ups or seasoned veterans, and can be found in many industries.

Putnam OTC & Emerging Growth Fund is an aggressive fund that targets the stocks of small and midsize companies. Through intensive research, the fund’s management team looks for businesses that appear to have a leading or proprietary position in a growing industry. The team may also target companies that are gaining market share within an established industry. Smaller companies can be more flexible than larger, more established firms; they can move quickly to develop new products or services that capture a customer base with little or no immediate competition.

Small- and mid-cap stocks react differently to economic conditions than do their large-cap counterparts, so including more than one type in your portfolio is a way to diversify your holdings. Remember, however, that stocks held in an aggressive fund like Putnam OTC & Emerging Growth Fund come with inherent risks, since markets for rapidly growing companies can be volatile.

Unlike larger, blue-chip companies that are carefully tracked by Wall Street analysts, smaller companies often are not subject to close attention. Reduced coverage means that in-house research, like the work of Putnam’s analysts, is key to uncovering companies that are likely to grow over time. Since the fund’s inception in late 1982, Putnam OTC & Emerging Growth Fund’s management team has worked closely with Putnam analysts to uncover opportunities in the small- and mid-cap stock universe that meet their criteria for growth.

This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet its criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam OTC & Emerging Growth Fund holdings have
spanned many sectors and industries over time.

Performance snapshot

Putnam OTC & Emerging
Growth Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the Russell 2500 Growth Index was 12/31/85.

† Returns for the six-month period are not annualized, but cumulative.

The period in review

Gentlemen, thanks for spending time with us today. Rick, can you start by telling us how the fund performed for the semiannual period, which ended January 31, 2008?

We are disappointed that the fund had a loss for the period, and was unable to keep pace with its benchmarks or its Lipper peer group. We attribute this underperformance to weakness in fund holdings across many sectors. Slowing consumer demand hurt several holdings, while our stock selection, particularly in the consumer, retail, and health-care sectors, also dampened results.

Can you discuss some of the stocks that detracted from fund performance?

The stock of NutriSystem — a strong performer in early 2007 — weakened considerably by the end of this semi-annual period. Sales and revenues had been soaring on the success of its weight-management program, and the stock hit a 52-week high last July. But in October, the company announced

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 22.

disappointing results and indicated concern about slower growth and increased competition from Alli, a newly released weight-loss drug. By the close of the year, we had sold this stock from the portfolio.

Another fund holding in the consumer sector — intimate apparel company Maidenform Brands — was a disappointment. Weak demand for the company’s products was the primary factor for its stock price decline. We had sold this stock by the close of the period. Also suffering from weak demand was floral company FTD Group. Its stock dropped sharply at the end of 2007, due to a slower-than-expected holiday season. However, it has since rebounded from its lows, and we believe it still represents an attractive opportunity.

WellCare Health Plans, a managed-care services company, also detracted from fund returns and was sold from the portfolio. The company’s stock plummeted after allegations arose that it was defrauding government agencies. Biotechnology company PDL BioPharma had a number of challenges last year, including the resignation of its CEO, delays for several of its drugs, and the termination of a key product, Nuvion, a treatment for colitis, a digestive disease. This stock was one of the top detractors for the period.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Foster Wheeler, Ltd. (2.0%)	Capital goods	Environmental

Laboratory Corp. of America Holdings (1.9%)	Health care	Health-care services

Respironics, Inc. (1.8%)	Health care	Medical technology

McDermott International, Inc. (1.8%)	Capital goods	Engineering and construction

Chicago Bridge & Iron Co., NV (1.8%)	Basic materials	Construction

Cephalon, Inc. (1.7%)	Health care	Pharmaceuticals

Terra Industries, Inc. (1.6%)	Basic materials	Chemicals

AGCO Corp. (1.5%)	Capital goods	Machinery

Intercontinental Exchange, Inc. (1.5%)	Financials	Financials

C.R. Bard, Inc. (1.4%)	Health care	Medical technology

Ray, can you talk about some stocks that contributed positively to performance?

The stock of Respironics, a maker of devices to treat sleep disorders, was one of the top-performing holdings for the period. The company had strong sales and is being acquired by Royal Philips Electronics at a significant premium.

Two solar companies in the portfolio, JA Solar Holdings and SunTech Power, have done well. Demand in this industry has increased as more consumers and businesses recognize the benefits and cost-efficiency of solar energy. As a result, these manufacturers of solar components have been growing rapidly, and we expect them to do well going forward. Another rapidly growing company in the portfolio was Terra Industries, which produces nitrogen-based fertilizer products. Increasing worldwide demand for ethanol and food has stepped up the demand for good fertilizer to increase crop yields, and Terra has benefited from this trend.

Although many financial stocks have had a difficult time recently, NASDAQ, a U.S.-based stock exchange, was a highlight for the fund during this six-month period. Strong growth in electronic trading has helped NASDAQ, which offers electronic trading and broker-to-broker transactions at a lower price than the New York Stock Exchange.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

You focus on stocks of small and midsize companies. Can you tell us about your stock-selection process?

Sure. In choosing stocks for the portfolio, we use a combination of fundamental analysis and quantitative analysis — which means we consider both forward-looking and historical factors to find attractive companies.

We look for companies that appear poised for rapid earnings growth, regardless of short-term fluctuations in the markets. And, we look at long-term historical business fundamentals such as earnings growth, earnings quality, and cash flow. Then we use fundamental analysis to look for qualities such as strong management teams, solid business plans, proprietary products, and leadership positions in growing industries.

Rick, the past six months were quite turbulent for U.S. stocks. What contributed to the turmoil, in your view?

The primary factor was a wave of anxiety in response to a rising number of subprime mortgage foreclosures. Subprime mortgages are loans made to borrowers with weak credit histories. Financial stocks were initially affected by these subprime problems, and then were hurt further as a result of mounting problems in the credit markets. And, during the second half of 2007, stock market volatility intensified as investors grew more concerned about this weakness spreading beyond the financials sector and to the overall economy. Banks became reluctant to lend to one another because of uncertainty over their own losses and the losses on the books of banks to which they would lend.

What is your outlook as we move into the second half of the fund’s fiscal year?

As 2007 came to a close, negative investor sentiment continued to weigh on the markets, and in January 2008, markets were particularly choppy. The short-term economic outlook remained uncertain at the close of the fund’s semiannual period, as investors and markets were still jittery about the continued slump in housing, the related credit crunch, and the prospect of a recession. However, policymakers have taken steps to remedy the situation, including two aggressive interest-rate cuts by the Federal Reserve. We believe that these actions should be helpful, and we could see an improvement in market psychology from where it was at the close of 2007.

For the fund, our focus remains on the long-term potential of individual companies rather than short-term developments in the economy. We believe investors’ long-term goals are best served by a diversified portfolio and our bottom-up approach to stock selection, which includes rigorous research and analysis. Regardless of the direction the market takes in the months ahead, we will maintain our focus on finding companies that we believe can reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

I N  T H E  N E W S

The subprime mortgage financial crisis started in the United States during the fall of 2006, and became a global financial crisis by July 2007. Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but as interest rates rose in early 2007, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/82)		(7/15/93)		(7/26/99)		(12/2/94)		(12/1/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.46%	10.20%	9.55%	9.55%	9.65%	9.65%	9.82%	9.66%	10.18%	10.60%

10 years	–18.71	–23.39	–24.62	–24.62	–24.51	–24.51	–22.77	–25.47	–20.73	–16.53
Annual average	–2.05	–2.63	–2.79	–2.79	–2.77	–2.77	–2.55	–2.90	–2.30	–1.79

5 years	83.43	72.74	76.55	74.55	76.59	76.59	78.86	72.65	81.08	85.77
Annual average	12.90	11.55	12.04	11.79	12.05	12.05	12.33	11.54	12.61	13.19

3 years	28.89	21.56	25.87	22.87	25.92	25.92	26.84	22.43	27.85	29.66
Annual average	8.83	6.72	7.97	7.11	7.99	7.99	8.25	6.98	8.53	9.04

1 year	–0.65	–6.32	–1.36	–6.29	–1.38	–2.36	–1.28	–4.73	–0.98	–0.42

6 months	–8.10	–13.38	–8.49	–13.06	–8.51	–9.43	–8.44	–11.69	–8.28	–8.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 1/31/08

		Lipper Mid-Cap
	Russell 2500	Growth Funds
	Growth Index	category average*

Annual average
(life of fund)	—†	10.43%

10 years	76.76%	102.26
Annual average	5.86	6.82

5 years	109.71	98.50
Annual average	15.96	14.53

3 years	26.82	30.18
Annual average	8.24	9.06

1 year	–2.35	2.28

6 months	–5.52	–4.74

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/08, there were 624, 604, 491, 407, 176, and 17 funds, respectively, in this Lipper category.

† The inception date of the Russell 2500 Growth Index was 12/31/85.

Fund price and distribution* information

For the six–month period ended 1/31/08

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP†	NAV	NAV	NAV	POP†	NAV	NAV

7/31/07	$10.00	$10.61	$8.72	$9.40	$9.24	$9.58	$9.91	$10.36

1/31/08	9.19	9.75	7.98	8.60	8.46	8.77	9.09	9.53

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* The fund made no distributions during the period.

† Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/82)		(7/15/93)		(7/26/99)		(12/2/94)		(12/1/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.90%	10.64%	9.99%	9.99%	10.08%	10.08%	10.26%	10.10%	10.62%	11.04%

10 years	–11.20	–16.30	–17.66	–17.66	–17.54	–17.54	–15.52	–18.46	–13.35	–8.76
Annual average	–1.18	–1.76	–1.92	–1.92	–1.91	–1.91	–1.67	–2.02	–1.42	–0.91

5 years	99.80	88.22	92.31	90.31	92.06	92.06	94.76	88.06	97.43	102.13
Annual average	14.85	13.48	13.97	13.73	13.94	13.94	14.26	13.46	14.57	15.11

3 years	37.01	29.10	34.00	31.00	33.95	33.95	35.23	30.48	36.02	38.23
Annual average	11.07	8.89	10.25	9.42	10.23	10.23	10.58	9.27	10.80	11.40

1 year	12.26	5.78	11.47	6.46	11.47	10.47	11.79	7.90	12.02	12.73

6 months	–2.89	–8.46	–3.32	–8.15	–3.28	–4.25	–3.13	–6.54	–3.02	–2.70

Fund’s annual operating expenses

For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Total annual fund
operating expenses	1.48	2.23	2.23	1.98	1.73	1.23

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam OTC & Emerging Growth Fund from August 1, 2007, to January 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.61	$ 10.21	$ 10.20	$ 9.00	$ 7.81	$ 5.41

Ending value (after expenses)	$919.00	$915.10	$914.90	$915.60	$917.20	$919.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2008, use the calculation method below. To find the value of your investment on August 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.95	$ 10.74	$ 10.74	$ 9.48	$ 8.21	$ 5.69

Ending value (after expenses)	$1,018.25	$1,014.48	$1,014.48	$1,015.74	$1,016.99	$1,019.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Average annualized expense
ratio for Lipper peer group*	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam OTC & Emerging
Growth Fund	115%	130%	163%	63%	55%

Lipper Mid–Cap Growth Funds
category average	108%	110%	115%	130%	140%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Raymond Haddad and Richard Weed are the Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investors Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2008, and January 31, 2007.

Trustee and Putnam employee fund ownership

As of January 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 285,000	$ 90,000,000

Putnam employees	$7,640,000	$669,000,000

Other Putnam funds managed by the Portfolio Leaders

Raymond Haddad is also a Portfolio Leader of Putnam Vista Fund and Putnam New Opportunities Fund, and a Portfolio Member of Putnam Discovery Growth Fund.

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam Small Cap Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Raymond Haddad and Richard Weed may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the reporting period ended January 31, 2008, Raymond Haddad became a Portfolio Leader of your fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 72nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

19th	49th	74th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 622, 497 and 394 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Growth Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 68%, 67%, and 99%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 407th out of 601, 271st out of 404, and 168th out of 170 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/08 (Unaudited)

COMMON STOCKS (95.5%)*

	Shares	Value

Advertising and Marketing Services (0.7%)
FTD Group, Inc.	313,707	$3,993,490

Aerospace and Defense (4.6%)
Alliant Techsystems, Inc. † (S)	53,200	5,631,220
Curtiss-Wright Corp. (S)	117,200	4,887,240
Goodrich Corp.	82,800	5,179,140
L-3 Communications Holdings, Inc.	67,400	7,469,942
Spirit Aerosystems Holdings, Inc. Class A †	90,900	2,510,658
		25,678,200

Agriculture (0.2%)
Agria Corp. ADR (China) †	132,900	1,032,633

Automotive (0.5%)
BorgWarner, Inc. (S)	57,600	2,915,136

Basic Materials (0.2%)
Athabasca Potash, Inc. (Canada) †	160,400	1,021,076

Biotechnology (2.1%)
Applera Corp. — Applied Biosystems Group	134,100	4,228,173
Illumina, Inc. †	2,401	152,944
Medicines Co. † (S)	139,300	2,384,816
PDL BioPharma, Inc. † (S)	320,300	4,782,079
		11,548,012

Building Materials (0.5%)
Sherwin-Williams Co. (The)	49,000	2,803,290

Cable Television (1.5%)
DISH Network Corp. Class A † (S)	79,000	2,230,960
Liberty Global, Inc. Class A †	158,500	6,404,985
		8,635,945

Chemicals (3.3%)
Albemarle Corp.	93,200	3,379,432
Sigma-Adrich Corp.	82,400	4,091,984
Terra Industries, Inc. † (S)	199,100	8,973,437
Tronox, Inc. Class A	278,300	2,031,590
		18,476,443

Coal (0.7%)
Massey Energy Co. (S)	101,900	3,788,642

Commercial and Consumer Services (4.3%)
Chemed Corp. (S)	53,000	2,715,190
Equifax, Inc.	114,200	4,235,678
Jackson Hewitt Tax Service, Inc. (S)	279,800	6,191,974

COMMON STOCKS (95.5%)* continued

	Shares	Value

Commercial and Consumer Services continued
Morningstar, Inc. † (S)	35,600	$2,351,380
Pre-Paid Legal Services, Inc. †	60,491	3,360,275
URS Corp. †	114,500	5,026,550
		23,881,047

Communications Equipment (1.6%)
F5 Networks, Inc. †	198,000	4,658,940
Harris Corp.	83,082	4,543,755
		9,202,695

Computers (5.0%)
ANSYS, Inc. † (S)	76,582	2,673,478
Electronics for Imaging, Inc. † (S)	89,000	1,313,640
Commvault Sysytems, Inc. †	375,852	6,998,364
Jack Henry & Associates, Inc. (S)	166,900	4,102,402
National Instruments Corp.	153,800	4,131,068
NCR Corp. †	176,000	3,780,480
Nuance Communications, Inc. †	171,600	2,726,724
Solera Holdings, Inc. † (S)	91,100	2,076,169
		27,802,325

Construction (1.8%)
Chicago Bridge & Iron Co., NV (Netherlands)	222,100	9,881,229

Consumer Services (0.7%)
SRA International, Inc. Class A † (S)	92,200	2,529,046
WebMD Health Corp. Class A † (S)	44,906	1,659,726
		4,188,772

Electronics (4.2%)
Altera Corp.	330,100	5,575,389
Amphenol Corp. Class A	157,100	6,274,574
Avnet, Inc. † (S)	116,900	4,162,809
General Cable Corp. † (S)	30,600	1,775,106
Silicon Laboratories, Inc. †	62,900	1,964,996
Trimble Navigation, Ltd. † (S)	134,800	3,565,460
		23,318,334

Energy (4.7%)
Cameron International Corp. † (S)	159,400	6,417,444
Core Laboratories NV (Netherlands) † (S)	29,000	3,268,300
Dril-Quip, Inc. †	81,800	3,970,572
FMC Technologies, Inc. †	110,600	5,326,496
Hercules Offshore, Inc. † (S)	189,100	4,358,755
Smith International, Inc. (S)	51,100	2,770,131
		26,111,698

Energy (Other) (2.2%)
Compagnie Generale de Geophysique-Veritas SA ADR (France) †	101,200	4,724,016
JA Solar Holdings Co., Ltd. ADR (China) † (S)	24,500	1,245,335
Suntech Power Holdings Co., Ltd. ADR (China) † (S)	116,500	6,376,045
		12,345,396

COMMON STOCKS (95.5%)* continued

	Shares	Value

Engineering & Construction (2.9%)
KBR, Inc. †	193,800	$6,122,142
McDermott International, Inc. †	215,100	10,148,418
		16,270,560

Environmental (2.0%)
Foster Wheeler, Ltd. †	162,800	11,146,916

Financial (3.0%)
FCStone Group, Inc. †	58,096	2,576,558
Intercontinental Exchange, Inc. †	59,535	8,332,519
Nasdaq Stock Market, Inc. (The) †	129,040	5,970,681
		16,879,758

Food (1.5%)
Cosan, Ltd. Class A (Brazil) †	360,300	5,188,320
Dean Foods Co.	121,500	3,402,000
		8,590,320

Forest Products and Packaging (1.0%)
Plum Creek Timber Company, Inc. (R) (S)	129,400	5,402,450

Health Care Services (9.0%)
Amedisys, Inc. † (S)	119,300	5,085,759
AmerisourceBergen Corp.	46,400	2,164,560
Cerner Corp. † (S)	74,500	3,903,800
Charles River Laboratories International, Inc. † (S)	117,800	7,315,380
DaVita, Inc. † (S)	138,900	7,410,315
Health Net, Inc. †	160,200	7,447,698
Laboratory Corp. of America Holdings † (S)	140,900	10,409,692
Lincare Holdings, Inc. † (S)	198,400	6,628,544
		50,365,748

Investment Banking/Brokerage (1.2%)
Affiliated Managers Group †	18,300	1,799,073
MF Global, Ltd. (Bermuda) †	165,158	4,962,998
		6,762,071

Machinery (1.5%)
AGCO Corp. †	142,200	8,563,284

Medical Technology (7.9%)
C.R. Bard, Inc. (S)	83,900	8,102,223
Cepheid, Inc. †	52,500	1,603,350
DENTSPLY International, Inc. (S)	168,000	6,940,080
Kinetic Concepts, Inc. † (S)	95,830	4,770,417
PerkinElmer, Inc.	110,000	2,737,900
Respironics, Inc. †	158,300	10,370,233
Varian Medical Systems, Inc. †	77,400	4,024,026
Waters Corp. †	64,500	3,705,525
West Pharmaceutical Services, Inc. (S)	55,200	2,158,320
		44,412,074

COMMON STOCKS (95.5%)* continued

	Shares	Value

Metals (6.2%)
Novagold Resources, Inc. (Canada) † (S)	537,869	$6,147,843
PAN American Silver Corp. (Canada) † (S)	173,200	6,275,036
Rangold Resources, Ltd. ADR (Jersey) (S)	69,200	3,301,532
Steel Dynamics, Inc. (S)	112,700	5,877,305
Western Goldfields, Inc. (Canada) †	1,679,700	5,862,153
Yamana Gold, Inc. (Canada) (S)	444,900	7,331,952
		34,795,821

Natural Gas Utilities (0.9%)
Equitable Resources, Inc.	94,000	5,240,500

Oil & Gas (5.1%)
Chesapeake Energy Corp.	96,100	3,577,803
Denbury Resources, Inc. †	99,400	2,514,820
Frontier Oil Corp.	150,800	5,318,716
Helmerich & Payne, Inc.	154,500	6,059,490
Southwestern Energy Co. †	84,900	4,746,759
Tesoro Corp. (S)	169,900	6,634,595
		28,852,183

Pharmaceuticals (3.4%)
Cephalon, Inc. † (S)	142,600	9,358,838
Endo Pharmaceuticals Holdings, Inc. †	63,300	1,654,662
Sepracor, Inc. † (S)	170,500	4,814,920
Watson Pharmaceuticals, Inc. †	126,300	3,297,693
		19,126,113

Real Estate (0.3%)
Annaly Mortgage Management, Inc. (R)	83,133	1,639,383
Realex Properties Corp. (Canada)	26,838	26,202
		1,665,585

Retail (3.6%)
Abercrombie & Fitch Co. Class A	52,000	4,143,880
Advance Auto Parts, Inc.	72,300	2,579,664
Aeropostale, Inc. † (S)	118,300	3,332,511
Brown Shoe Co., Inc. (S)	127,100	2,186,120
OfficeMax, Inc.	206,200	5,107,574
Wolverine World Wide, Inc. (S)	104,660	2,648,945
		19,998,694

Schools (1.3%)
Apollo Group, Inc. Class A †	61,200	4,880,088
Career Education Corp. †	102,900	2,237,046
UNEXT.com, LLC (acquired 4/14/00,
cost $10,451,238) (Private) ‡ † (F)	125,000	1,250
		7,118,384

COMMON STOCKS (95.5%)* continued

	Shares	Value

Shipping (0.7%)
Omega Navigation Enterprises, Inc. (Marshall Islands) (S)	155,700	$2,626,659
Overseas Shipholding Group (S)	20,900	1,363,098
		3,989,757

Software (1.8%)
Amdocs, Ltd. (Guernsey) †	74,500	2,465,205
BMC Software, Inc. †	126,500	4,053,060
Informatica Corp. †	108,300	2,091,273
Red Hat, Inc. †	90,000	1,681,200
		10,290,738

Technology (0.8%)
Affiliated Computer Services, Inc. Class A †	95,400	4,650,750

Technology Services (0.5%)
Fiserv, Inc. †	60,300	3,097,611

Telecommunications (0.5%)
NeuStar, Inc. Class A †	94,000	2,792,740

Transportation Services (0.5%)
Landstar Systems, Inc. (S)	55,100	2,756,653

Other (1.1%)
Market Vectors Gold Miners ETF (Exchange-traded fund)	120,500	6,067,172

Total common stocks (cost $538,661,090)		$535,460,245

CONVERTIBLE PREFERRED STOCKS (—%)*

	Shares	Value

MarketSoft Software Corp. — escrow (acquired 2/9/06,
cost $10,410) (Private) ‡ † (F)	1,354,608	$48,495
Totality Corp. Ser. D, $0.346 cum. cv. pfd. (acquired 6/26/00,
cost $2,240,735) (Private) ‡ † (F)	878,186	88

Total convertible preferred stocks (cost $2,251,145)		$48,583

SHORT-TERM INVESTMENTS (25.5%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 2.60% to 5.25% and due dates ranging
from February 1, 2008 to March 24, 2008 (d)	$112,614,535	$112,452,150
Putnam Prime Money Market Fund (e)	30,265,771	30,265,771

Total short-term investments (cost $142,717,921)		$142,717,921

TOTAL INVESTMENTS

Total investments (cost $683,630,156)		$678,226,749

* Percentages indicated are based on net assets of $560,710,392.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2008 was $49,833 or less than 0.1% of net assets.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at January 31, 2008.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $108,009,398 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $653,364,385)	$647,960,978
Affiliated issuers (identified cost $30,265,771) (Note 5)	30,265,771

Dividends, interest and other receivables	4,589,463

Receivable for shares of the fund sold	719,531

Receivable for securities sold	17,888,411

Receivable from Manager (Note 2)	2,952

Total assets	701,427,106

LIABILITIES

Payable for securities purchased	25,553,453

Payable for shares of the fund repurchased	1,130,516

Payable for compensation of Manager (Notes 2 and 5)	666,638

Payable for investor servicing fees (Note 2)	188,089

Payable for Trustee compensation and expenses (Note 2)	327,680

Payable for administrative services (Note 2)	1,697

Payable for distribution fees (Note 2)	186,494

Collateral on securities loaned, at value (Note 1)	112,452,150

Other accrued expenses	209,997

Total liabilities	140,716,714

Net assets	$560,710,392

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,792,365,037

Accumulated net investment loss (Note 1)	(2,333,355)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(5,223,917,879)

Net unrealized depreciation of investments
and assets and liabilities in foreign currency	(5,403,411)

Total — Representing net assets applicable to capital shares outstanding	$560,710,392

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($425,508,534 divided by 46,315,835 shares)	$9.19

Offering price per class A share
(100/94.25 of $9.19)*	$9.75

Net asset value and offering price per class B share
($87,801,149 divided by 11,006,455 shares)**	$7.98

Net asset value and offering price per class C share
($11,771,600 divided by 1,369,011 shares)**	$8.60

Net asset value and redemption price per class M share
($10,992,288 divided by 1,298,668 shares)	$8.46

Offering price per class M share
(100/96.50 of $8.46)*	$8.77

Net asset value, offering price and redemption price per class R share
($427,033 divided by 46,974 shares)	$9.09

Net asset value, offering price and redemption price per class Y share
($24,209,788 divided by 2,540,144 shares)	$9.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,601) (Note 1)	$ 1,461,181

Interest (including interest income of $259,075
from investments in affiliated issuers) (Note 5)	267,110

Securities lending	681,974

Total investment income	2,410,265

EXPENSES

Compensation of Manager (Note 2)	2,176,746

Investor servicing fees (Note 2)	1,299,491

Custodian fees (Note 2)	15,786

Trustee compensation and expenses (Note 2)	20,277

Administrative services (Note 2)	10,081

Distribution fees — Class A (Note 2)	605,719

Distribution fees — Class B (Note 2)	530,953

Distribution fees — Class C (Note 2)	65,669

Distribution fees — Class M (Note 2)	48,169

Distribution fees — Class R (Note 2)	940

Other	190,682

Non-recurring costs (Notes 2 and 6)	1,119

Costs assumed by Manager (Notes 2 and 6)	(1,119)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(126,879)

Total expenses	4,837,634

Expense reduction (Note 2)	(94,014)

Net expenses	4,743,620

Net investment loss	(2,333,355)

Net realized loss on investments (Notes 1 and 3)	(6,346,224)

Net realized gain on foreign currency transactions (Note 1)	3

Net realized gain on written options (Notes 1 and 3)	395,196

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(19)

Net unrealized depreciation of investments and written options during the period	(42,723,743)

Net loss on investments	(48,674,787)

Net decrease in net assets resulting from operations	$(51,008,142)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/08*	7/31/07

Operations:
Net investment loss	$ (2,333,355)	$ (4,893,093)

Net realized gain (loss) on investments
and foreign currency transactions	(5,951,025)	127,893,076

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(42,723,762)	31,606,753

Net increase (decrease) in net assets
resulting from operations	(51,008,142)	154,606,736

Redemption fees (Note 1)	450	1,431

Decrease from capital share transactions (Note 4)	(68,041,675)	(167,331,394)

Total decrease in net assets	(119,049,367)	(12,723,227)

NET ASSETS

Beginning of period	679,759,759	692,482,986

End of period (including accumulated net investment
loss of $2,333,355 and $—, respectively)	$ 560,710,392	$ 679,759,759

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net				Total
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	Ratio of net
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	investment	Portfolio
	beginning	investment	gain (loss) on	investment	Redemption	end	asset	end of period	average net	loss to average	turnover
Period ended	of period	loss(a)	investments	operations	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
January 31, 2008**	$10.00	(.03)(d)	(.78)	(.81)	—(e)	$9.19	(8.10)*	$425,509	.69*(d)	(.30)*(d)	75.11*
July 31, 2007	8.02	(.05)(d)	2.03	1.98	—(e)	10.00	24.69	509,597	1.42(d)	(.55)(d)	114.76
July 31, 2006	7.65	(.05)(d,f)	.42	.37	—(e)	8.02	4.84(f)	486,400	1.33(d,f)	(.65)(d,f)	129.93
July 31, 2005	6.36	(.06)(d,g)	1.35	1.29	—(e)	7.65	20.28	765,195	1.40(d)	(.82)(d,g)	163.45
July 31, 2004	6.13	(.07)(d)	.30	.23	—	6.36	3.75	906,748	1.34(d)	(1.00)(d)	62.51
July 31, 2003	5.27	(.06)	.92	.86	—	6.13	16.32	1,120,364	1.38	(1.18)	55.11

CLASS B
January 31, 2008**	$8.72	(.06)(d)	(.68)	(.74)	—(e)	$7.98	(8.49)*	$87,801	1.06*(d)	(.67)*(d)	75.11*
July 31, 2007	7.04	(.10)(d)	1.78	1.68	—(e)	8.72	23.86	115,115	2.17(d)	(1.29)(d)	114.76
July 31, 2006	6.77	(.10)(d,f)	.37	.27	—(e)	7.04	3.99(f)	135,697	2.08(d,f)	(1.41)(d,f)	129.93
July 31, 2005	5.67	(.10)(d,g)	1.20	1.10	—(e)	6.77	19.40	197,584	2.15(d)	(1.57)(d,g)	163.45
July 31, 2004	5.51	(.11)(d)	.27	.16	—	5.67	2.90	272,144	2.09(d)	(1.75)(d)	62.51
July 31, 2003	4.77	(.09)	.83	.74	—	5.51	15.51	399,189	2.13	(1.93)	55.11

CLASS C
January 31, 2008**	$9.40	(.06)(d)	(.74)	(.80)	—(e)	$8.60	(8.51)*	$11,772	1.06*(d)	(.67)*(d)	75.11*
July 31, 2007	7.59	(.11)(d)	1.92	1.81	—(e)	9.40	23.85	13,281	2.17(d)	(1.30)(d)	114.76
July 31, 2006	7.30	(.11)(d,f)	.40	.29	—(e)	7.59	3.97(f)	12,464	2.08(d,f)	(1.40)(d,f)	129.93
July 31, 2005	6.11	(.10)(d,g)	1.29	1.19	—(e)	7.30	19.48	15,276	2.15(d)	(1.57)(d,g)	163.45
July 31, 2004	5.94	(.11)(d)	.28	.17	—	6.11	2.86	17,558	2.09(d)	(1.75)(d)	62.51
July 31, 2003	5.14	(.10)	.90	.80	—	5.94	15.56	25,779	2.13	(1.93)	55.11

CLASS M
January 31, 2008**	$9.24	(.05)(d)	(.73)	(.78)	—(e)	$8.46	(8.44)*	$10,992	.94*(d)	(.55)*(d)	75.11*
July 31, 2007	7.45	(.09)(d)	1.88	1.79	—(e)	9.24	24.03	13,200	1.92(d)	(1.05)(d)	114.76
July 31, 2006	7.14	(.09)(d,f)	.40	.31	—(e)	7.45	4.34(f)	14,476	1.83(d,f)	(1.24)(d,f)	129.93
July 31, 2005	5.97	(.08)(d,g)	1.25	1.17	—(e)	7.14	19.60	195,693	1.90(d)	(1.31)(d,g)	163.45
July 31, 2004	5.78	(.09)(d)	.28	.19	—	5.97	3.29	197,632	1.84(d)	(1.50)(d)	62.51
July 31, 2003	4.99	(.08)	.87	.79	—	5.78	15.83	220,723	1.88	(1.68)	55.11

CLASS R
January 31, 2008**	$9.91	(.04)(d)	(.78)	(.82)	—(e)	$9.09	(8.28)*	$427	.81*(d)	(.44)*(d)	75.11*
July 31, 2007	7.97	(.07)(d)	2.01	1.94	—(e)	9.91	24.34	190	1.67(d)	(.80)(d)	114.76
July 31, 2006	7.62	(.07)(d,f)	.42	.35	—(e)	7.97	4.59(f)	128	1.58(d,f)	(.89)(d,f)	129.93
July 31, 2005	6.35	(.07)(d,g)	1.34	1.27	—(e)	7.62	20.00	80	1.65(d)	(1.04)(d,g)	163.45
July 31, 2004†	6.97	(.05)(d)	(.57)	(.62)	—	6.35	(8.90)*	10	1.06*(d)	(.84)*(d)	62.51

CLASS Y
January 31, 2008**	$10.36	(.02)(d)	(.81)	(.83)	—(e)	$9.53	(8.01)*	$24,210	.56*(d)	(.17)*(d)	75.11*
July 31, 2007	8.29	(.03)(d)	2.10	2.07	—(e)	10.36	24.97	28,378	1.17(d)	(.27)(d)	114.76
July 31, 2006	7.88	(.03)(d,f)	.44	.41	—(e)	8.29	5.20(f)	43,318	1.08(d,f)	(.40)(d,f)	129.93
July 31, 2005	6.54	(.04)(d,g)	1.38	1.34	—(e)	7.88	20.49	43,914	1.15(d)	(.57)(d,g)	163.45
July 31, 2004	6.29	(.06)(d)	.31	.25	—	6.54	3.98	93,510	1.09(d)	(.75)(d)	62.51
July 31, 2003	5.39	(.05)	.95	.90	—	6.29	16.70	273,803	1.13	(.93)	55.11

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to July 31, 2004.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

January 31, 2008	0.02%

July 31, 2007	0.06

July 31, 2006	0.04

July 31, 2005	0.01

July 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.11% of average net assets for the period ended July 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.04%

Class B	<0.01	0.04

Class C	<0.01	0.04

Class M	<0.01	0.04

Class R	<0.01	0.05

Class Y	<0.01	0.04

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam OTC & Emerging Growth Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of “emerging growth” companies listed on securities exchanges.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported— as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2008, the value of securities loaned amounted to $109,378,708. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $112,452,150 which is pooled with collateral of other Putnam funds into 51 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $5,217,940,158 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$4,194,410,193	July 31, 2010

985,045,539	July 31, 2011

38,484,426	July 31, 2012

The aggregate identified cost on a tax basis is $683,656,854, resulting in gross unrealized appreciation and depreciation of $59,112,002 and $64,542,107, respectively, or net unrealized depreciation of $5,430,105.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended January 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $123,639 of its management fee from the fund.

For the period ended January 31, 2008, Putnam Management has assumed $1,119 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2008, the fund incurred $1,305,255 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements For the six months ended January 31, 2008, the fund’s expenses were reduced by $94,014 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $388, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received net commissions of $15,005 and $350 from the sale of class A and class M shares, respectively, and received $35,292 and $370 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received $189 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $474,770,903 and $558,829,229, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended January 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 17,620	$ 40,237

Options opened	323,830	373,860
Options exercised	(18,560)	(18,575)
Options expired	(313,570)	(380,041)
Options closed	(9,320)	(15,481)

Written options
outstanding at
end of period	$ —	$ —

Note 4: Capital shares

At January 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/08:

Shares sold	2,596,405	$ 25,954,848

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,596,405	25,954,848

Shares
repurchased	(7,229,173)	(71,520,862)

Net decrease	(4,632,768)	$ (45,566,014)

Year ended 7/31/07:

Shares sold	6,756,140	$ 64,423,149

Shares issued
in connection
with reinvestment
of distributions	—	—

	6,756,140	64,423,149

Shares
repurchased	(16,452,281)	(152,671,547)

Net decrease	(9,696,141)	$ (88,248,398)

CLASS B	Shares	Amount

Six months ended 1/31/08:

Shares sold	272,246	$ 2,353,510

Shares issued
in connection
with reinvestment
of distributions	—	—

	272,246	2,353,510

Shares
repurchased	(2,470,170)	(21,466,959)

Net decrease	(2,197,924)	$(19,113,449)

Year ended 7/31/07:

Shares sold	771,116	$ 6,284,280

Shares issued
in connection
with reinvestment
of distributions	—	—

	771,116	6,284,280

Shares
repurchased	(6,833,593)	(55,123,385)

Net decrease	(6,062,477)	$(48,839,105)

CLASS C	Shares	Amount

Six months ended 1/31/08:

Shares sold	124,607	$ 1,169,532

Shares issued
in connection
with reinvestment
of distributions	—	—

	124,607	1,169,532

Shares
repurchased	(168,904)	(1,561,441)

Net decrease	(44,297)	$ (391,909)

Year ended 7/31/07:

Shares sold	188,654	$ 1,673,721

Shares issued
in connection
with reinvestment
of distributions	—	—

	188,654	1,673,721

Shares
repurchased	(417,034)	(3,646,285)

Net decrease	(228,380)	$(1,972,564)

CLASS M	Shares	Amount

Six months ended 1/31/08:

Shares sold	62,696	$ 579,193

Shares issued
in connection
with reinvestment
of distributions	—	—

	62,696	579,193

Shares
repurchased	(192,779)	(1,777,352)

Net decrease	(130,083)	$(1,198,159)

Year ended 7/31/07:

Shares sold	172,136	$ 1,487,509

Shares issued
in connection
with reinvestment
of distributions	—	—

	172,136	1,487,509

Shares
repurchased	(687,503)	(5,944,264)

Net decrease	(515,367)	$ (4,456,755)

CLASS R	Shares	Amount

Six months ended 1/31/08:

Shares sold	36,802	$375,321

Shares issued
in connection
with reinvestment
of distributions	—	—

	36,802	375,321

Shares
repurchased	(8,968)	(89,083)

Net increase	27,834	$286,238

Year ended 7/31/07:

Shares sold	9,126	$ 84,913

Shares issued
in connection
with reinvestment
of distributions	—	—

	9,126	84,913

Shares
repurchased	(6,085)	(61,314)

Net increase	3,041	$ 23,599

CLASS Y	Shares	Amount

Six months ended 1/31/08:

Shares sold	296,796	$ 2,988,652

Shares issued
in connection
with reinvestment
of distributions	—	—

	296,796	2,988,652

Shares
repurchased	(495,005)	(5,047,034)

Net decrease	(198,209)	$ (2,058,382)

Year ended 7/31/07:

Shares sold	717,428	$ 6,861,044

Shares issued
in connection
with reinvestment
of distributions	—	—

	717,428	6,861,044

Shares
repurchased	(3,205,398)	(30,699,215)

Net decrease	(2,487,970)	$(23,838,171)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2008, management fees paid were reduced by $3,240 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $259,075 for the period ended January 31, 2008. During the period ended January 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $167,079,990 and $147,496,181, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended January 31, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Morgan Stanley and Company, Merrill Lynch, Credit Suisse First Boston, and UBS Warburg. Commissions paid to these firms together represented approximately 40% of the total brokerage commissions paid for the year ended January 31, 2008.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Goldman Sachs, Investment Technology, JPMorgan Clearing, Lehman Brothers, RBC Capital Markets, SG Cowen Securities, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley

This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA014 249772 3/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam OTC & Emerging Growth Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2008